UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2017

Tableau Software, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35925	47-0945740
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

1621 North 34th Street Seattle, Washington		98103
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (206) 633-3400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Forest Baskett, a member of the Tableau Software, Inc. (the “Company”) board of directors (the “Board”) since 2004, resigned from the Company’s board of directors (the “Board”) effective February 24, 2017. Mr. Baskett’s voluntary retirement is not due to any disagreement with the Company on any matter relating to the Company, the Board or Company’s management.
“On behalf of the entire Board, I want to thank Forest for the many contributions he has made over the past 13 years as a Tableau director. The management team and the Board have valued his insights and opinions and greatly appreciate his many years of service to Tableau,” said Christian Chabot, Chairman of the Board.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 2, 2017

Tableau Software, Inc.

By:	/s/ Keenan M. Conder
Keenan M. Conder
Executive Vice President, General Counsel and Corporate Secretary